                                                Exhibit 24.1

                  LIMITED POWER OF ATTORNEY
                            FOR
                   SECTION 16(a) FILINGS

    Know all by these presents, that the undersigned hereby
constitutes and appoints Nicholas Arbuckle and Karen
Calhoun, and each acting singly, the undersigned's true and
lawful attorney-in-fact to:

1)   execute for and on behalf of the undersigned, in the
    undersigned's capacity as an officer, director and/or
    stockholder of Molina Healthcare, Inc. (the "Company")
    or as trustee or co-trustee of the Mary R. Molina
    Marital Trust and the Molina Marital Trust (each as a
    stockholder of the Company), Forms 3, 4, and 5 and
    amendments thereto in accordance with Section 16(a) of
    the Securities Exchange Act of 1934 and the rules
    thereunder; and

2)   do and perform any and all acts for and on behalf of
    the undersigned which may be necessary or desirable to
    complete and execute any such Form 3, 4, or 5 or
    amendment thereto and timely file such form with the
    United States Securities and Exchange Commission (the
    "SEC") and any stock exchange or similar authority.

    The undersigned hereby grants to each such attorney-in-
fact full power and authority to do and perform any and
every act and thing whatsoever requisite, necessary, or
proper to be done in the exercise of any of the rights and
powers herein granted, as fully to all intents and purposes
as the undersigned might or could do if personally present,
with full power of substitution or revocation, hereby
ratifying and confirming all that such attorney-in-fact, or
such attorney-in-fact's substitute or substitutes, shall
lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted. The
undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such capacity at the request of the
undersigned, are not assuming, nor is the Company assuming,
any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

    This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigned's holdings of and transaction in securities of the Company, unless
earlier revoked by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact. This Power of
Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

    IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 10th day of
July, 2003.

                              /s/ William Dentino
                              ___________________
                              Signature

                              William Dentino,
                              Co-Trustee of the Mary R. Molina
                              Living Trust and Co-Trustee of the
                              Molina Marital Trust
                              ____________________
                              Printed Name